SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2021
Share-based Payments
SHARE-BASED PAYMENTS

15. SHARE-BASED PAYMENTS

The issuance of warrants to the placement agent

As mentioned in Note 14(a), in addition to fees and offering expenses paid in cash to the placement agent, the Group issued to the placement agent warrants initially exercisable for the purchase of an aggregate of 396,000 common shares of the Company with an initial exercise price of US$2.35 per share (the "agent warrants") on substantially the same terms as the warrants issued to investors, except that the agent warrants became exercisable on July 22, 2021, 180 days after the issue date. The issuance of the agent warrants is an equity-settled share-based payment for professional services received from the placement agent. The Company recognized other capital reserves in an amount of CNY2,311 (US$357*), the fair value of agent warrants as of issuance date. The fair value of services recorded is not used since it cannot be reliably estimated. The amount was allocated to the issuance of the common shares and investor warrants according to their fair value at the date of issuance and CNY1,862 (US$287*) and CNY449 (US$69*) were charged to share capital and administrative expenses respectively.

The fair value of the agent warrants is estimated at the issue date using a binomial lattice pricing model using significant inputs including underlying spot price of the Company's ordinary shares, exercise price, time to expiration, risk-free rate and equity volatility, etc.

*	As the changes in equity from this private placement transaction are dominated in US$, all the amount in US$ of this disclosure paragraph are actual transaction amount and corresponding amount in CNY were translated from US$ at the applicable exchange rate of the transaction date, January 22, 2021.